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                                                                   EXHIBIT 10.11


                               ELEVENTH AMENDMENT
                                       TO
                    AGREEMENT REGARDING RELATED TRANSACTIONS
                     ($50,000,000 COMBINED SALE/LEASEBACK)


         Reference is hereby made to the Agreement Regarding Related Transactions ($50,000,000 Combined Sale/Leaseback) (the "Related Transactions Agreement"), dated as of September 30, 1997, as amended, by and among (i) ASSISTED LIVING PROPERTIES, INC., a Kansas corporation having its principal place of business c/o Sterling House Corporation, 453 South Webb Road, Suite 500, Wichita, Kansas 67207 ("ALP"), (ii) MEDITRUST COMPANY, LLC, a Delaware limited liability company and successor by merger to MEDITRUST OF FLORIDA, INC., a New York corporation ("MOF"), MEDITRUST OF TEXAS, INC., a Delaware corporation ("MOT"), MEDITRUST OF KANSAS, INC., a Kansas corporation ("MOK"), MEDITRUST OF OHIO, INC., a Delaware corporation ("MOO"), and (iii) MOC HEALTH CARE COMPANY, a Delaware corporation ("MOC") all having a principal place of business c/o Meditrust Mortgage Investments, Inc., 197 First Avenue, Needham Heights, Massachusetts 02194 (collectively, MOF, MOK, MOT, MOO and MOC are sometimes referred to herein as the "Meditrust Subsidiaries").

         Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Related Transactions Agreement.


                              W I T N E S S E T H

         WHEREAS, the parties desire to reflect that additional assisted living facilities have become subject to the sale/leaseback transactions between Meditrust, MOC and ALP; and

         NOW, THEREFORE, for good and valuable consideration the sufficiency and receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Exhibit C to the Related Transactions Agreement is hereby deleted and the following new Exhibit C is substituted therefor in order to reflect that Hamilton House of Grand Blanc I, Wynwood of Grand Blanc II, Hamilton House of Troy I, and Wynwood of Troy II have been added as Acquisition Facilities to the transactions described in the Related Transactions Agreement.

         2. Except as expressly modified above, the Related Transactions Agreement, as previously amended, remains unchanged and in full force and effect.



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         IN WITNESS WHEREOF, the parties have executed this Eleventh Amendment to Agreement Regarding Related Transactions under seal as of the 4th day of September, 1998.

WITNESS:                           ALP

                                   ASSISTED LIVING PROPERTIES, INC.,
                                   a Kansas corporation


/s/ ALICE LASSLEY
------------------------------     By: /s/ R. GAIL KNOTT
Name: Alice Lassley                    -------------------------------------
                                       Name: R. GAIL KNOTT
                                            --------------------------------
                                       Title: VICE PRESIDENT
                                             -------------------------------



WITNESS:                           MEDITRUST:

                                   MEDITRUST COMPANY LLC,
                                   a Delaware limited liability company


/s/
-----------------------------      By: /s/ MICHAEL F. BUSHEE
Name:                                  --------------------------------------
                                         Name: MICHAEL F. BUSHEE
                                              -------------------------------
                                         Title: CHIEF OPERATING OFFICER
                                               ------------------------------


WITNESS:                           MOC HEALTHCARE COMPANY,
                                   a Delaware corporation

/s/ JUDITH H. HUBBARD
-----------------------------      By: /s/ MICHAEL J. BOHNEN
Name: Judith H. Hubbard                --------------------------------------
                                         Name: MICHAEL J. BOHNEN
                                              -------------------------------
                                         Title: SECRETARY
                                               ------------------------------



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                              JOINDER AND CONSENT

         Alternative Living Services, Inc., being a guarantor of the various obligations of the ALP Parties under one or more guaranties (collectively, the "Guaranty") delivered to the Meditrust Parties in connection with the Meditrust/ALP Transactions (as defined in the Related Transactions Agreement), hereby (a) joins in this Eleventh Amendment and consents to the provisions hereof, and (b) agrees that it will not in any way raise any aspect of this Eleventh Amendment as a defense to any action or proceeding instituted by any of the Meditrust Parties to enforce the Guaranty.

WITNESS:                            ALTERNATIVE LIVING SERVICES,
                                    INC., a Delaware corporation



/s/ LESLEY GARBAR
-----------------------------       By: /s/ DAVID M. BOITANO
Name: Lesley Garbar                     --------------------------------------
                                         Name:  David M. Boitano
                                              -------------------------------
                                         Title: Vice President
                                               ------------------------------


                              JOINDER AND CONSENT

         Sterling House Corporation, being a guarantor of the various obligations of the ALP Parties under one or more guaranties (collectively, the "Guaranty") delivered to the Meditrust Parties in connection with the Meditrust/ALP Transactions (as defined in the Related Transactions Agreement), hereby (a) joins in this Eleventh Amendment and consents to the provisions hereof, and (b) agrees that it will not in any way raise any aspect of this Eleventh Amendment as a defense to any action or proceeding instituted by any of the Meditrust Parties to enforce the Guaranty.

WITNESS:                           STERLING HOUSE CORPORATION,
                                   a Kansas corporation

/s/ ALICE LASSLEY
-----------------------------      By:  /s/ R. GAIL KNOTT
Name: Alice Lassley                    --------------------------------------
                                         Name: R. Gail Knott
                                              -------------------------------
                                         Title: Vice President
                                               ------------------------------



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                                   EXHIBIT C
                          MEDITRUST/ALP-ALS FACILITIES


                                     KANSAS

1.       Sterling House of Wichita, Wichita, Kansas
2.       Sterling House of Derby, Derby, Kansas
3.       Sterling House of Wellington, Wellington, Kansas
4.       Sterling House of Hays, Hays, Kansas
5.       Sterling House of Abilene II, Abilene, Kansas


                                    OKLAHOMA

6.       Sterling House of Bethany, Bethany, Oklahoma
7.       Sterling House of Bartlesville II, Bartlesville, Oklahoma

                                    FLORIDA

8.       Sterling House of Tequesta, Tequesta, Florida
9.       Sterling House of West Melbourne, West Melbourne, Florida
10.      Sterling House of Stuart, Stuart, Florida
11.      Sterling House of Vero Beach, Vero Beach, Florida
12.      Sterling House of Leesburg, Leesburg, Florida
13.      Sterling House of Port Orange, Port Orange, Florida
14.      Sterling House of Ocala, Ocala, Florida
15.      Sterling House of Deland, Deland, Florida
16.      Sterling House of Ormond Beach, Ormond Beach, Florida
17.      Sterling House of West Melbourne II, West Melbourne, Florida
18.      Clare Bridge of Fort Myers, Fort Myers, Florida
19.      Clare Bridge of Tampa, Tampa, Florida
20.      Clare Bridge of Jacksonville, Jacksonville, Florida
21.      Sterling House of Tequesta ll, Tequesta, Florida

                                     TEXAS

22.      Sterling House of Temple, Temple, Texas
23.      Sterling House of Carrollton, Carrollton, Texas
24.      Sterling House of Kerrville, Kerrville, Texas
25.      Sterling House of San Antonio-Whitby Road, San Antonio, Texas
26.      Sterling House of New Braunfels, New Braunfels, Texas
27.      Sterling House of Lancaster, Lancaster, Texas


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                                      OHIO

28.      Sterling House of Bowling Green, Bowling Green, Ohio
29.      Sterling House of Englewood, Englewood, Ohio
30.      Sterling House of Barberton, Barberton, Ohio
31.      Sterling House of Mansfield, Mansfield, Ohio
32.      Sterling House of Marion, Marion, Ohio

                                   WISCONSIN

33.      WovenHearts of Brown Deer, Brown Deer, Wisconsin
34.      WovenHearts of Sussex, Sussex, Wisconsin
35.      WovenHearts of Onalaska, Onalaska, Wisconsin
36.      WovenHearts of Menomonie, Menomonie, Wisconsin
37.      WovenHearts of New Richmond, New Richmond, Wisconsin
38.      WovenHearts of Wisconsin Rapids, Wisconsin Rapids, Wisconsin
39.      WovenHearts of Plymouth, Plymouth, Wisconsin
40.      The Evergreens, Plover, Wisconsin
41.      The Evergreens South, Plover, Wisconsin
42.      StoneCroft Manor, Medford, Wisconsin
43.      The Pines, Wausau, Wisconsin
44.      The Pines North, Wausau, Wisconsin
45.      The Oaks, Wisconsin Rapids, Wisconsin
46.      WovenHearts of Eau Claire, Eau Claire, Wisconsin
47.      WovenHearts of Manitowoc, Manitowoc, Wisconsin
48.      WovenHearts of Middleton, Middleton, Wisconsin
49.      WovenHearts of Neenah, Neenah, Wisconsin
50.      WovenHearts of Oshkosh, Oshkosh, Wisconsin
51.      WovenHearts of Sun Prairie, Sun Prairie, Wisconsin
52.      WovenHearts of Kenosha, Kenosha, Wisconsin

                                    MICHIGAN

53.      Hamilton House of Farmington Hills I, Farmington Hills, Michigan
54.      Hamilton House of Farmington Hills II, Farmington Hills, Michigan
55.      Hamilton House of Ann Arbor, Ann Arbor, Michigan
56.      Hamilton House of Utica, Utica, Michigan
57.      Wynwood of Lansing, Lansing, Michigan
58.      WovenHearts of Davison, Davison, Michigan
59.      Hamilton House of Delta I, Lansing, Michigan
60.      WovenHearts of Delta II, Lansing, Michigan
61.      Hamilton House of Grand Blanc I, Holly, Michigan
62.      Wynwood of Grand Blanc II, Holly, Michigan
63.      Hamilton House of Troy I, Troy, Michigan



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64.      Wynwood of Troy II, Troy, Michigan

                                  PENNSYLVANIA

65.      Northampton Manor, Richboro, Pennsylvania
66.      Clare Bridge of Lower Makefield, Yardley, Pennsylvania
67. Clare Bridge of Montgomery and Wynwood of Montgomery, North Wales, Pennsylvania

                                    NEW YORK

68.      Liberty Commons, Manlius, New York

                                   MINNESOTA

69.      WovenHearts of Faribault, Faribault, Minnesota
70.      WovenHearts of Mankato, Mankato, Minnesota
71.      WovenHearts of Owatonna, Owatonna, Minnesota
72.      WovenHearts of Sauk Rapids, Sauk Rapids, Minnesota
73.      WovenHearts of Willmar, Willmar, Minnesota
74.      WovenHearts of Winona, Winona, Minnesota

                                 NORTH CAROLINA

75.      Clare Bridge of Charlotte, Charlotte, North Carolina
76.      Wynwood of Charlotte, Charlotte, North Carolina
77.      Clare Bridge of Greensboro, Greensboro, North Carolina
78.      Wynwood of Greensboro, Greensboro, North Carolina

                                 SOUTH CAROLINA

79.      Clare Bridge of Charleston, Mt. Pleasant, South Carolina
80.      Clare Bridge of Columbia, Irmo, South Carolina



              [TO BE SUPPLEMENTED BY AMENDMENTS TO THIS AGREEMENT]



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